Fiscal Second Quarter 2016 Earnings Conference Call August 9th, 2016

Forward-Looking Statements This presentation includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Regulation G: Non-GAAP Measures The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non-GAAP information to assist in understanding the operating performance of the company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results. 2 2

Growth outside the USA offset by decline in USA Q2 GAAP EPS $0.29 vs. ($0.12) loss prior year • Lower interest expense • Absence of IPO and refinancing charges Net Income $39.8 million N/M Q2 Adjusted EBITDA(1) $148.2 million (12.1)% Q2 Adjusted EBITDA excl. FX $151.3 million (10.3)% Adjusted Operating Cash Flow (2) $112.4 million vs. $169.8 million in 2015 • Seasonal build in working capital • Cash conversion ratio of 75.8% (3) • Cash operating margin of 5.0% (4) (1) Variances to Q2 2015 (2) Adjusted EBITDA plus cash flows from changes in AR, Inventory, and AP, less cash used to purchase PP&E (3) Adjusted Operating Cash Flow / Adjusted EBITDA (4) Adjusted Operating Cash Flow / Sales Second Quarter 2016 Highlights 3

Univar – Consolidated Highlights Market challenges continue • Industrial demand sluggish and tough O&G comparisons • Lower chemical prices • Gross margin increased 110 bps but gross profit dollars declined 5% • Cost reductions not enough to offset gross profit dollar decline Key metrics: (In millions) 3 months ended June 30 2016 2015 Y/Y % Net Sales $2,262.5 $2,510.1 (9.9)% Currency Neutral -- -- (8.2)% Gross Profit $445.4 $467.2 (4.7)% Currency Neutral -- -- (3.5)% Gross Margin 19.7% 18.6% +110 bps Adjusted EBITDA $148.2 $168.6 (12.1)% Currency Neutral -- -- (10.3)% Adjusted EBITDA Margin 6.6% 6.7% -10 bps Conversion Ratio (1) 33.3% 36.1% -280 bps 4 (1) Conversion Ratio defined as Adjusted EBITDA / Gross Profit

USA – Highlights Upstream O&G headwinds and lower chemical prices pressure gross profit dollars • Upstream O&G volumes declined 44% • USA volumes, ex-upstream O&G increased 2% • Lower chemical prices compressing gross profit dollars per pound • Excluding acquisitions, operating expenses including delivery expense flat (In millions) 3 months ended June 30 2016 2015 Y/Y % Net Sales $1,212.8 $1,389.4 (12.7)% Gross Profit $263.1 $284.2 (7.4)% Gross Margin 21.7% 20.5% +120 bps Adjusted EBITDA $83.2 $110.1 (24.4)% Adjusted EBITDA Margin 6.9% 7.9% -100 bps Key metrics: 5

Canada – Highlights Mix improvement and lower costs drive profit growth • Volumes decline in Western O&G markets • Favorable mix drove gross margin improvement • Continue to see cost productivity gains Key metrics: (In millions) 3 months ended June 30 2016 2015 Y/Y % Net Sales $485.4 $534.6 (9.2)% Currency Neutral -- -- (3.6)% Gross Profit $60.6 $63.0 (3.8)% Currency Neutral -- -- 1.3 % Gross Margin 12.5% 11.8% +70 bps Adjusted EBITDA $31.5 $30.4 3.6 % Currency Neutral -- -- 9.9 % Adjusted EBITDA Margin 6.5% 5.7% +80 bps 6

EMEA – Highlights Profit growth driven by mix enrichment and restructuring • EMEA volumes increased 3% • Mix enrichment drive gross margin increase • Operating expense declined due to productivity gains and restructuring Key metrics: (In millions) 3 months ended June 30 2016 2015 Y/Y % Net Sales $459.9 $467.4 (1.6)% Currency Neutral -- -- (2.1)% Gross Profit $103.1 $98.6 4.6 % Currency Neutral -- -- 3.9 % Gross Margin 22.4% 21.1% +130 bps Adjusted EBITDA $33.0 $27.1 21.8 % Currency Neutral -- -- 22.9 % Adjusted EBITDA Margin 7.2% 5.8% +140 bps 7

Rest of World – Highlights Challenges from weak economic conditions • 13% negative impact from FX • Sales increased 1% currency neutral • Mexico volumes increased 4%, in a weak economy • Continued recession in Brazil and slow industrial production pressured margins Key metrics: (In millions) 3 months ended June 30 2016 2015 Y/Y % Net Sales $104.4 $118.7 (12.0)% Currency Neutral -- -- 1.0 % Gross Profit $18.6 $21.4 (13.1)% Currency Neutral -- -- 0.5 % Gross Margin 17.8% 18.0% -20 bps Adjusted EBITDA $4.2 $6.2 (32.3)% Currency Neutral -- -- (21.0)% Adjusted EBITDA Margin 4.0% 5.2% -120 bps 8

Cash Flow Highlights (1) Adjusted Operating Cash Flow equals Adjusted EBITDA plus cash flows from changes in AR, inventory, and AP, less cash used to purchase PP&E (2) Excludes additions from capital leases In millions 3 monthsended 6/30/16 3 months ended 6/30/15 Y/Y % Adj. Operating Cash Flow (1) $112.4 $169.8 (33.8)% Net Working Capital (1) ($14.1) $31.7 NM Capex (2) ($21.7) ($30.5) (28.9)% Cash Taxes ($1.1) ($5.9) (81.4)% Cash Interest (net) ($30.3) ($55.7) (45.6)% Pension Contribution ($8.1) ($13.0) (37.7)% Other ($10.1) ($37.0) (72.7)% 9

Balance Sheet Highlights (1) Net Debt defined as Total Debt (Long term debt, inclusive of debt discount and unamortized debt issuance costs, plus short term financing) less cash and cash equivalents (2) Net Debt divided by trailing 12 month Adjusted EBITDA (3) Interest coverage defined as LTM Adjusted EBITDA / LTM Cash Interest (net of interest income) (4) LTM Earnings before Interest, Taxes and Amortization (EBITA) divided by trailing 13 month average of net PP&E plus net working capital (accounts receivable plus inventory less accounts payable)10 In millions 6 monthsended 6/30/16 6 months ended 6/30/15 Y/Y% Net Debt (1) $2,937.7 $2,914.3 0.8% Leverage (2) 5.1x 4.6x 10.9% Interest Coverage (3) 4.5x 2.8x 60.7% Return on Assets Deployed (4) 20.1% 21.6% -150 bps

Outlook 2016 Outlook • Second half year Adjusted EBITDA slightly below first half year Adjusted EBITDA • Second half year Adjusted EBITDA split roughly evenly between Q3 and Q4 • Full year 2016 Adjusted EBITDA to be $550 to $565 million 2016 Expectations • Sluggish growth in global industrial production • Lower prices for certain chemical products • Brexit impact • Challenges offset benefits of organic growth initiatives, growth in services, M&A, and cost initiatives 11

Full Year 2016 Guidance 12 In millions Year ended December 31, 2015 Year ended December 31, 2016 Adjusted EBITDA $600.1 $550-565M Capex $145 ~$100 million Effective Tax Rate $0.38 ~15% Cash Tax $38.2 ~$5 Pension Payments $59.6 ~$30 Depreciation & Amortization $225 ~$238 Debt Amortization $22.3 ~$40 Cash Interest (net) $162 ~$150

Appendix A – Adj. EBITDA Reconciliation 3 months ended June 30 3 months ended June 30 In millions 2016 2015 Adjusted EBITDA $148.2 $168.6 Other operating expenses, net $11.5 $39.0 Depreciation $38.0 $37.7 Amortization $23.3 $22.4 Interest expense, net $40.4 $63.1 Loss on extinguishment of debt $0.0 $7.3 Other expense (income), net ($5.7) $12.1 Income tax expense (benefit) $0.9 ($0.6) Net income (loss) $39.8 ($12.4) 13

Appendix B – Outlook Adj. EBITDA Reconciliation Year ended December 31 In millions 2016 Outlook Net income $99.5 Depreciation and amortization $238.0 Interest expense, net $163.0 Income tax expense $17.0 EBITDA $517.5 Other operating expenses $4.0 Other non-operating items $10.0 Stock based compensation $12.0 Acquisition and integration related expenses $7.0 Redundancy and restructuring $7.0 Adjusted EBITDA $557.5

Appendix C – Adj. Operating Cash Flow 3 months ended June 30 3 months ended June 30 In millions 2016 2015 Adjusted EBITDA $148.2 $168.6 Trade accounts receivable, net ($189.3) ($149.3) Inventories $113.4 $53.0 Trade accounts payable $61.8 $128.0 Purchase of PP&E ($21.7) ($30.5) Adjusted operating cash flow $112.4 $169.8

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